INDOOR HARVEST

HOUSTON, TEXAS

Design Builders for Indoor Agriculture

INVESTOR SUMMARY
March 2016

FORWARD LOOKING STATEMENTS

This release contains certain “forward-looking statements” relating to the business of Indoor Harvest and its subsidiary companies, which can be identified by the use of forward-looking terminology such as “estimates,” “believes,” “anticipates,” “intends,” expects” and similar expressions. Such forward-looking statements involve known and unknown risks and uncertainties that may cause actual results to be materially different from those described herein as anticipated, believed, estimated or expected. Certain of these risks and uncertainties are or will be described in greater detail in our filings with the Securities and Exchange Commission. These forward-looking statements are based on Indoor Harvest’s current expectations and beliefs concerning future developments and their potential effects on Indoor Harvest. There can be no assurance that future developments affecting Indoor Harvest will be those anticipated by Indoor Harvest. These forward-looking statements involve a number of risks, uncertainties (some of which are beyond the control of the Company) or other assumptions that may cause actual results or performance to be materially different from those expressed or implied by such forward-looking statements. Indoor Harvest undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as may be required under applicable securities laws.

INDOOR HARVEST IS A FULL SERVICE, STATE OF THE ART DESIGN BUILD FIRM FOR THE INDOOR FARMING INDUSTRY

PROVIDING PRODUCTION PLATFORMS AND COMPLETE CUSTOM-DESIGNED BUILD-OUTS FOR BOTH GREENHOUSE & BUILDING INTEGRATED AGRICULTURE (BIA) GROWS, TAILORED TO THE SPECIFIC NEEDS OF VIRTUALLY ANY PLANT CROP

AGRICULTURE TECHNOLOGY IS CURRENTLY A $6T INDUSTRY

2014 SAW $2.3B IN TOTAL INVESTMENT

2015 PASSED $2.0B BY THE END OF 2ND QUARTER

INDOOR AGRICULTURE ALONE TRENDING TO $3.88B BY 2020

SOURCED FROM MarketandMarkets research report on vertical farming.

PARTNERS and ASSOCIATIONS

THE UNIVERSITY OF ARIZONA

GROWTH CANOPY CORP. (TRADE MARK)

Massachusetts Institute of Technology

illumitex®
Precision Light. *Infinite Possibilities.*

FREIGHT FARMS

DOSATRON®
WATER POWERED DOSING TECHNOLOGY

noēsis
ENERGY / FORWARD

Association for Vertical Farming

IGES canada ltd.
Long-term investments in sustainability

OPPORTUNITY

BUILDING INTEGRATED AGRICULTURE (I.E. "INDOOR FARMING") IS THE FUTURE FOR OPTIMALLY NUTRITIOUS, NECESSARILY EFFICIENT FOOD PRODUCTION FOR URBAN POPULATIONS AND PLANT RESEARCH

WE ARE UNIQUELY POSITIONED TO THRIVE IN THIS BURGEONING SECTOR

- **FORTUITOUS MARKET TIMING**
- **EARLY ONGOING PATENT APPLICATION**
- **PROVEN INFLUX OF INVESTMENT AND ABILITY TO EXECUTE**
- **SCALED MANUFACTURING WITH ABILITY FOR GLOBAL DISTRIBUTION**

INDUSTRY PROVEN (patent pending) PRODUCT SUITE

Modular Racking System / expedited installation, entirely vertically scalable for build-outs to maximize crop yields/sq.ft, integrated lighting supports

High Pressure Aeroponics / soil free growing, no contaminants, drastically reduced water and nutrient use, increased plant biomass, faster growth cycle, allows for fine tuning for precision agriculture

Advanced Agriculture HVAC / higher efficiency, targeted plant canopy cooling and airflow, vastly superior operation to standard indoor agricultural environmental controls.

VERTICAL FARMING PLATFORMS

- **Modular Racking System**
- **Supports Numerous Production Platforms**
- **Leafy Greens, Herbs, Microgreens, Clones**
- **Scalable with HVAC Integration**
- **Low Installation Cost**
- **Integrated LED Lighting Systems**



INDOOR HARVEST® VFRACK™ SYSTEM

BIOMANUFACTURING PLATFORMS



- **Modular System Design**
- **Supports LPA/HPA Operation**
- **Scalable with HVAC Integration**
- **Up to 80% Reduction Production Costs**
- **Up to 150% Increase in Biomass**
- **Up to 20% Increase in Phytochemicals**
- **Eliminates Mediums**
- **Sterile, Whole Plant Expression**

CUSTOM RESEACH PLATFORMS


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DESIGN-BUILD ENGINEERING


CONTENTS
A 3 TIER SHALLOW RAFT SYSTEMS
B 2 TIER AEROPONIC SYSTEMS
C NUTRIENT DOSING PLATFORMS
D WATER MAIN
E ELEVATOR
F CURTAIN DOORS
ADDITIONAL INFORMATION
400 AMPS OF 120/240
POWER CURRENTLY AVAILABLE IN THE BUILDING
208 3 PHASE IS AVAILABLE AT THE POLE AS WELL
CONCRETE FLOORS
WATER MAIN
LIFT ELEVATOR
COMMERCIAL MAIN WATER SUPPLY
11' HIGH CEILINGS
NOT SAME SCALE AS DRAWING



EPCM SALES PIPELINE

Engineering, procurement, and construction management (EPCM) is a common form of contracting arrangement for very large construction projects. In an EPCM arrangement, the client selects a head contractor who manages the whole project on behalf of the client. The EPCM contractor coordinates all design, procurement and construction work and ensures that the whole project is completed as required and in time. The EPCM contractor may or may not undertake actual site work.

Status of Negotiations for Potential Future Contracts

- **16 – 386K sq/ft of Facility Build Negotiations**
- **6 - Early-Stage Discussions**
- **7 - Late-Stage Discussions**
- **3 - Contracts Pending Closing**

SIGNED AGREEMENTS & ORDERS

- **3 DB/EPCM Agreements Signed**
- **47,000 sq/ft - $50K Deposits Paid**
- **$4.8 Million Estimated ROM**
- **$119K Equipment Sold**
- **$27K in Equipment RFP's**



2015 Financial Summary

The Company began generating revenue in late October 2015



- **$89,000 Revenue**
- **28% Gross Margins**
- **$433K Assets**
- **$110K Liabilities**
- **$1.9M Accumulated Deficit**
- **Current O/S 11.9M**

QUESTIONS

Chad Sykes / Founder, CEO
ccsykes@indoorharvest.com
Leading R&D, platform architecture and finance

John Choo / President, Director
jchoo@indoorharvest.com
Leading strategy, alliances, communications and marketing